SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of Earliest Event Reported) – July 24, 2003

THE ULTIMATE SOFTWARE GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24347	65-0694077

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Ultimate Way, Weston, Florida	33326

(Address of principal executive offices)	(Zip Code)

(954) 331-7000

(Registrant’s telephone number, including area code)

     This amendment to Form 8-K is being made solely to add a new first paragraph to Item 9 in accordance with the interim guidance issued by the Securities and Exchange Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibit

Number	Description

99.1	Press Release, dated July 23, 2003

Item 9. Regulation FD Disclosure

     The following information (including exhibit 99.1 hereto) is being furnished pursuant to “Item 12 — Results of Operations and Financial Condition” of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with the interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583.

     The Registrant hereby furnishes the information set forth in the press release issued on July 23, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

THE ULTIMATE SOFTWARE GROUP, INC.

By: /s/ Mitchell K. Dauerman

Mitchell K. Dauerman Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Dated: July 24, 2003

3